UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2006

Exact Name of Registrant as Specified
	in Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number
1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
(c)	Exhibits.
     The Registrant hereby files the following Exhibits to its Registration Statement on Form S-3 (No. 333-134206, which became effective on June 29, 2006).

Exhibit
No.	Registrant(s)	Description
1.1	Arizona Public Service Company (“APS”)	Underwriting Agreement and related Terms Agreement, each dated July 31, 2006, in connection with the offering of $250,000,000 of 6.25% Notes due 2016 and $150,000,000 of 6.875% Notes due 2036.

4.1	APS	Tenth Supplemental Indenture dated as of August 1, 2006, relating to the issuance of 6.25% Notes due 2016 and 6.875% Notes due 2036.

4.2	APS	Specimen Note of 6.25% Notes due 2016.

4.3	APS	Specimen Note of 6.875% Notes due 2036.

5.5	APS	Opinion of Snell & Wilmer L.L.P.

12.1	APS	Computation of Earnings to Fixed Charges.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: August 2, 2006	By:	/s/ Barbara M. Gomez
Barbara M. Gomez
Vice President and Treasurer

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